Exhibit 99.1

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The collateral information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                               We own and offer


                                 CWALT 05-49CB
                     500MM 30YR CONFORMING BALANCE ALT'A'


------------------------ ---------------------------- --------------------------
PASSTHRU :               5.50%
------------------------ ---------------------------- --------------------------
GWAC :                   5.95%                        +/- 10bps
------------------------ ---------------------------- --------------------------
WAM :                    360                          +/- 2months
------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------
WALTV :                  73%                          +/- 5%
------------------------ ---------------------------- --------------------------
BALANCE :                190k Avg                     +/- 10k
------------------------ ---------------------------- --------------------------
OCCUPANCY :              15% Non-owner                +/-10%
------------------------ ---------------------------- --------------------------
TYPE :                   86% SFD                      +/- 10%
------------------------ ---------------------------- --------------------------
PURPOSE :                35% Cashout Refi             +/- 10%
------------------------ ---------------------------- --------------------------
GEOGRAPHICS :            19% CA                       +/- 10%
------------------------ ---------------------------- --------------------------
FICO :                   720                          +/- 10%
------------------------ ---------------------------- --------------------------
IO LOANS                 10% MAX
------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------
SETTLEMENT :             09/30/05
------------------------ ---------------------------- --------------------------




                            All numbers approximate



                     [LOGO OMITTED] RBS Greenwich Capital